UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2025

BITMINE IMMERSION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-42675 (Commission File Number)	84-3986354 (IRS Employer Identification No.)

10845 Griffith Peak Dr. #2

Las Vegas, NV 89135

(Address of principal executive office) (Zip Code)

(404) 816-8240

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	BMNR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreements

On June 30, 2025, BitMine Immersion Technologies, Inc. (the “Company”) entered into securities purchase agreements (the “Cash Securities Purchase Agreements”) with certain accredited investors (the “Cash Purchasers”) pursuant to which the Company agreed to sell and issue to the Cash Purchasers in a private placement offering (the “Cash Offering”) an aggregate of (i) 36,309,592 shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), at an offering price of $4.50 per share, and (ii) pre-funded warrants (the “Pre-Funded Warrants,” and together with the Common Stock, the “Securities”) to purchase up to an aggregate of 11,006,444 shares of Common Stock (the “Pre-Funded Warrant Shares,”) at an offering price of $4.4999 per Pre-Funded Warrant. In the Cash Offering, the Cash Purchasers will tender U.S. dollars to the Company as consideration for the Common Stock and Pre-Funded Warrants.

Each of the Pre-Funded Warrants is exercisable for one share of Common Stock at the exercise price of $0.0001 per Pre-Funded Warrant Share, immediately exercisable, and may be exercised at any time until all of the Pre-Funded Warrants issued in the Offerings are exercised in full. Each Cash Purchaser’s ability to exercise its Pre-Funded Warrants in exchange for shares of Common Stock is subject to certain beneficial ownership limitations set forth therein.

On June 30, 2025, the Company entered into securities purchase agreements (the “Cryptocurrency Securities Purchase Agreements,” and together with the Cash Securities Purchase Agreements, the “Securities Purchase Agreements”) with certain accredited investors (the “Cryptocurrency Purchasers,” and together with the Cash Purchasers, the “Purchasers”) pursuant to which the Company agreed to sell and issue to the Cryptocurrency Purchasers in a private placement (the “Cryptocurrency Offering,” and together with the Cash Offering, the “Offerings”) an aggregate of (i) 8,804,122 shares of Common Stock, at an offering price of $4.50 per share. In the Cryptocurrency Offering, the Cryptocurrency Purchasers will tender ETH or BTC (as such terms are defined in the Securities Purchase Agreements) for the Common Stock.

ThinkEquity LLC (“ThinkEquity”) is acting as the sole placement agent in connection with the Offerings.

The Common Stock, the Pre-Funded Warrants, and the Pre-Funded Warrant Shares are being offered in reliance upon the exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. The issuance of the Common Stock, the Pre-Funded Warrants, and the Pre-Funded Warrant Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Pursuant to the Securities Purchase Agreements, the Company has agreed not to issue, enter into any agreement to issue, or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock equivalents, or file any registration statement or any amendment or supplement thereto, for a period of 30 days after the effective date (as defined in the Securities Purchase Agreements), subject to certain customary exceptions. The Company also agreed not to undertake any reclassifications of its Common Stock, such as a reverse or forward stock split, without the written consent of Purchasers holding a majority in interest of the shares issued or issuable to each Purchaser under the Securities Purchase Agreements, for a period of one year following the closing of the Offerings, provided such consent will not be required to conduct a reverse stock split to maintain listing of the Common Stock on the Company’s applicable trading market, which is the NYSE American as of the date hereof. Pursuant to the Securities Purchase Agreements, the Company is obligated to reduce its Board of Directors to a total of five members within 90 days of the closing of the Offerings.

The Company intends to use the net proceeds from the Offerings to acquire the native cryptocurrency of the Ethereum blockchain commonly referred to as “ETH” and contribute the ETH to the Company’s treasury operations. At least 20% of the net proceeds from the Offerings will be used in activities carried on for the production of income from performing services, including but not limited to blockchain validation services, blockchain lending services or other decentralized finance services. 5% of the net proceeds (after the payment of such fees and expenses) are expected to be invested into approved validator, wrapping and staking technology in furtherance of the Company’s business and its treasury management. None of the proceeds from the Offerings will be used for: (a) the redemption of any Common Stock or Common Stock equivalents, (b) for the settlement of any outstanding litigation or (c) in violation of the Foreign Corrupt Practices Act of 1977, as amended or the Office of Foreign Assets Control of the U.S. Treasury Department regulations.

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Placement Agency Agreement

The Company also entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with ThinkEquity, dated June 27, 2025, pursuant to which ThinkEquity agreed to serve as the placement agent for the Company in connection with the Offerings. The Company agreed to pay ThinkEquity a cash placement fee equal to 2.5% of the aggregate purchase price paid by each Purchaser in the Offerings. The Company also agreed to issue ThinkEquity warrants (the “Placement Agent Warrants”) to purchase up to a number of shares equal to 2.5% of the Securities sold in the Offerings (the “Placement Agent Warrant Shares”), at a price per share equal to $5.40. In addition, the Company agreed to reimburse ThinkEquity for accountable expenses in an amount of $300,000 for all reasonable travel and other out-of-pocket expenses incurred in connection with ThinkEquity’s engagement, including the reasonable fees and expenses of ThinkEquity’s counsel and due diligence analysis.

The Placement Agent Warrants and the Placement Agent Warrant Shares are being offered in reliance upon the exemption from the registration requirement of the Securities Act, pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. The issuance of the Placement Agent Warrants and the Placement Agent Warrant Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Registration Rights Agreement

In connection with entering into the Securities Purchase Agreements and the Placement Agency Agreement, on June 30, 2025, the Company and the Purchasers entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement with the U.S. Securities and Exchange Commission, within 20 days of the closing of the Offerings registering the resale of the Common Stock sold in the Offerings, the Pre-Funded Warrants, the Pre-Funded Warrant Shares, and certain securities to be issued to the Company’s strategic advisor.

The foregoing summaries of the Pre-Funded Warrants, the Placement Agent Warrants, the Cash Securities Purchase Agreements, the Cryptocurrency Securities Purchase Agreements, the Placement Agency Agreement, and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of those agreements, which are attached hereto as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3, and 10.4 respectively, to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 1.01.

Item 9.01 Financial Statements and Exhibits

(a) Exhibits

Number	Description
4.1	Form of Pre-Funded Warrant
4.2	Form of Placement Agent Warrant
10.1	Form of Cash Securities Purchase Agreement, dated as of June 30, 2025, between BitMine Immersion Technologies, Inc. and each Purchaser (as defined therein)
10.2	Form of Cryptocurrency Securities Purchase Agreement, dated as of June 30, 2025, between BitMine Immersion Technologies, Inc. and each Purchaser (as defined therein)
10.3	Placement Agency Agreement, dated June 27, 2025, between BitMine Immersion Technologies, Inc. and ThinkEquity LLC
10.4	Form of Registration Rights Agreement, dated as of June 30, 2025, between BitMine Immersion Technologies, Inc. and each Purchaser (as defined therein)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Bitmine Immersion Technologies, Inc.

Dated: July 3, 2025	By:	/s/ Jonathan Bates
	Name:	Jonathan Bates
	Title:	Chief Executive Officer

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